Exhibit 10.2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

RAILCAR USAGE AGREEMENT

THIS RAILCAR USAGE AGREEMENT (“Agreement”) is made and entered into on this 14th day of December, 2016 (the “Execution Date”) and effective as of January 1, 2017 (the “Effective Date”), by and between Smart Sand, Inc., having an address of 1010 Stony Hill Rd, Ste 175, Yardley, PA 19067 (“Smart Sand”); and Rice Drilling B, LLC, a Delaware limited liability company with a place of business at 2200 Rice Drive, Canonsburg, Pennsylvania 15317 (“Borrower”).

BACKGROUND

A. Smart Sand has agreed to sell to Borrower frac sand pursuant to a Master Product Purchase Agreement, effective as of January 1, 2017 (the “PPA”) (all capitalized terms contained herein that are not defined shall have the meanings ascribed to such terms in the PPA), which frac sand shall be shipped from Smart Sand’s facility via railcar.

B. Smart Sand and Borrower desire to provide for the terms under which Smart Sand will lend to Borrower, and Borrower will use, *** railcars during the period ending upon expiration of the PPA.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1. Railcar Usage. Smart Sand and Borrower hereby agree as follows:

A. Borrower may use Smart Sand’s railcars set forth on Schedule A attached hereto, solely for the purpose of shipping frac sand pursuant to the PPA from Smart Sand’s designated sand mining and processing facilities (each, a “Facility” and collectively, the “Facilities”). As consideration for the usage of railcars, during the Term, Borrower shall pay to Smart Sand $*** per ton of Products purchased or required to be purchased under the PPA.

B. Borrower will preserve in good condition Smart Sand’s railcars and will not alter the structure of such railcars. The railcars shall be used exclusively within the continental United States and/or between Canada and the continental United States. All cross border fees/duty/taxes associated with usage of the railcars to and from Canada shall be borne exclusively by the Borrower. The Borrower shall return the borrowed railcars empty and clean.

C. During the time while the railcars are borrowed, Smart Sand retains the entire responsibility for the railcars and shall indemnify and hold Borrower harmless for any and all damage to or destruction of same, except for damage caused by Borrower’s gross negligence or intentional misconduct. Smart Sand shall not be liable for loss of or damage to the product or any part thereof that may be handled or stored in the borrowed railcars. Borrower assumes responsibility for, and indemnifies and holds Smart Sand harmless from, any such loss or damage or claim therefore, except to the extent loss or damage is caused by Smart Sand. Smart Sand indemnifies and holds Borrower harmless from any liability resulting from injuries to persons or damage to property arising out of or in connection with the use of borrowed railcars, except to the extent caused by Borrower’s gross negligence or intentional misconduct.

2. Term. The term of this Agreement shall continue until the termination or expiration of the PPA. Within thirty (30) days of termination, all borrowed railcars will be returned to the Facility or other location designated by Smart Sand, and all outstanding fees, and, if this Agreement is terminated or expires prior to December 31, 2019 (other than due to a material uncured breach of the PPA by Smart Sand), an amount equal to $*** multiplied by the difference between the aggregate Minimum Tons per Year for each Contract Year of the Term and the actual tons of each Product purchased by Buyer during the Term, must be paid to Smart Sand.

3. Relationship of Parties. Smart Sand and Borrower acknowledge and agree that their relationship is that of contracting parties and independent contractors only, and neither is the partner, employee, joint venturer or agent of the other.

4. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to that state’s conflicts of laws principles or choice of law rules. The parties hereby submit to the personal jurisdiction of, and agree venue is proper in the state courts located in Allegheny County, Pennsylvania, and the federal courts located in the Western District of Pennsylvania. Any

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

suit arising out of or related to this Agreement shall be brought exclusively in such courts, and the parties irrevocably consent and submit to the exclusive jurisdiction of such courts and waive any objection based on venue or forum non conveniens. Service of process, summons, notice, or other document by mail to such party’s address set forth herein shall be effective service of process for any suit, action, or other proceeding brought in any such court.

5. Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6. Interpretation. This Agreement shall be interpreted and construed without regard to customary principles of interpretation and construction of legal instruments which construe ambiguities against the party causing an instrument to be drafted. For purposes of this Agreement, the neuter shall include the masculine and feminine, the masculine shall include the feminine, the feminine shall include the masculine, the singular shall include the plural, and the plural shall include the singular, as the context may require.

7. Counterparts. This Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same instrument. An electronic copy of a signature shall have the same force and effect as an original.

8. Amendment. Other than Schedule A attached hereto, which may be unilaterally amended by Smart Sand, this Agreement may only be amended by a written document executed by Smart Sand and Borrower.

[signature page follows]

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement on the day and year first above written.

SMART SAND, INC.

By:	/s/ John Young
Name:	John Young
Title:	EVP – Sales & Logistics

RICE DRILLING B, LLC

By:	/s/ Daniel Rice
Name:	Daniel Rice
Title:	CEO

[Signature Page to Railcar Usage Agreement]

Schedule A

Railcars

[see attached]

Smart Sand Inc.

Rice Energy Railcar Assignment

Schedule A

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